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                          VAN KAMPEN AMERICAN CAPITAL
                          EXPLORER INSTITUTIONAL TRUST
  SUPPLEMENT DATED FEBRUARY 11, 1997, TO THE PROSPECTUS DATED APRIL 22, 1996,
        AS PREVIOUSLY SUPPLEMENTED ON JULY 16, 1996 AND NOVEMBER 1, 1996

    The Fund's investment adviser, Van Kampen American Capital Management, Inc., is an indirect subsidiary of Morgan Stanley Group Inc. On February 5, 1997, Morgan Stanley Group Inc. and Dean Witter, Discover & Co. announced that they had entered into an Agreement and Plan of Merger to form Morgan Stanley, Dean Witter, Discover & Co. Subject to certain conditions being met, it is currently anticipated that the transaction will close in mid-1997. Thereafter, Van Kampen American Capital Management, Inc. will be an indirect subsidiary of Morgan Stanley, Dean Witter, Discover & Co.

    Dean Witter, Discover & Co. is a financial services company with three major businesses: full service brokerage, credit services and asset management.